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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported)  December 17, 2007
                                                        ------------------------

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                   000-22194                  36-2815480
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation)                        File Number)           Identification No.)


233 South Wacker Drive, Chicago, Illinois                             60606
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02:  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 17, 2007, SPSS Inc. ("SPSS" or the "Company") entered into an Amended and Restated Employment Agreement (the "Noonan Employment Agreement") with Jack Noonan, the Company's President and Chief Executive Officer. Mr. Noonan also serves as a member of the Company's Board of Directors.

On December 17, 2007, the Company also entered into an Amended and Restated Employment Agreement (the "Panza Employment Agreement") with Raymond H. Panza, the Company's Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary.

On December 17, 2007, the Company entered into an amended and restated Change of Control Agreement (the "Change of Control Agreement") with certain other executive officers of the Company and certain other officers of the Company.

CHANGE OF CONTROL AGREEMENTS

On December 17, 2007, the Company entered into a Change of Control Agreement with Douglas P. Dow, Senior Vice President of Corporate Operations, as well as with each of the following executive officers: (i) Alex Kormushoff, Senior Vice President of Worldwide Field Operations, (ii) Richard Holada, Senior Vice President of Technology, and (iii) Marc D. Nelson, Vice President, Corporate Controller and Principal Accounting Officer. On December 17, 2007, the Company also entered into a Change of Control Agreement with certain other officers of the Company. The form of Change of Control Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Treatment of Equity Upon a Change of Control
--------------------------------------------
The Change of Control Agreement provides that, in the event of a change of control (regardless of whether the employee's employment terminates in connection with such change of control), all of the employee's unvested equity awards will immediately vest and, if applicable, all of the employee's outstanding equity awards will be deemed to be exercised in full by means of a cashless exercise. In addition, to the extent applicable, all of the employee's outstanding equity awards will then be exchanged for a proportionate share of any consideration to be paid to the shareholders generally in connection with the change of control.

Severance Paid In Connection With Termination Upon Change of Control
--------------------------------------------------------------------
If, within 24 months following a change of control, SPSS (or the surviving entity) terminates the employee's employment without good cause or a constructive termination of the employee occurs, the employee will be entitled to receive (a) a cash payment equal to the greater of (i) the employee's base salary for the year preceding the change of control or (ii) the employee's base salary for the then-current fiscal year and (b) four quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by the employee for the trailing eight quarters). In addition, the employee will be entitled to receive, for a period of 18 months, at SPSS's (or the surviving entity's) cost, the same health and welfare benefits that the employee was receiving at the time of termination. The employee will also be entitled to executive level professional outplacement services for up to 12 months.

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Definitions
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The Change of Control Agreement defines "good cause" to mean the employee's (i)
willful and continued failure to substantially perform the employee's duties for the Company which is not cured within a 30 day period following notice from the Company to the employee, (ii) willful engagement in conduct which is demonstrably and materially injurious to the Company or its reputation, monetarily or otherwise, (iii) engagement in fraud, theft or embezzlement, (iv) conviction of, or entry of a plea of nolo contendre to, a felony or (v) illegal use of a controlled substance.

The Change of Control Agreement defines a "constructive termination" to mean with respect to the employee (i) a material reduction in base compensation or annual incentive cash target during a twelve month period within the two years following a change of control, (ii) any action by SPSS (or the surviving entity) that results in a material diminishment of job assignment, duties, responsibilities or reporting relationships and (iii) a change in principal assigned employment location by more than 50 miles.

The Change of Control Agreement defines a change of control to mean (i) the accumulation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of thirty three percent (33%) or more of the then outstanding SPSS common stock; (ii) a merger or consolidation of SPSS in which SPSS does not survive as an independent public company, (iii) a sale of all or substantially all of the assets of SPSS, (iv) a triggering event under the Company's shareholder rights plan, (v) a liquidation or dissolution of SPSS; or (vi) a change in the composition of the Board not previously endorsed by the existing Board or the directors' endorsed successors, as a result of which fewer than a majority of the directors are incumbent directors. However, the following acquisitions do not constitute a change of control for the purposes of the Change of Control Agreement: (A) any acquisitions of SPSS common stock or securities convertible into SPSS common stock directly from SPSS, or
(B) any acquisition of SPSS common stock or securities convertible into SPSS common stock by any employee benefit plan (or related trust) sponsored or maintained by SPSS.

409A Compliance
---------------
The Change of Control Agreement contain additional provisions which are intended to ensure that the Change of Control Agreement complies with and will be administered in accordance with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A").

NOONAN EMPLOYMENT AGREEMENT AND PANZA EMPLOYMENT AGREEMENT

On December 17, 2007, the Company entered into the Noonan Employment Agreement with Mr. Noonan. The Noonan Employment Agreement is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference. On December 17, 2007, the Company also entered into the Panza Employment Agreement with Mr. Panza. The Panza Employment Agreement is attached as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference. The Noonan Employment Agreement and the Panza Employment Agreement are collectively referred to below as the "Amended Employment Agreements."

Base Salary, Annual Incentive Targets and Standard Benefits
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The Noonan Employment Agreement provides for an initial base salary of $500,000 and provides for an initial annual incentive target of at least $500,000. The Panza Employment Agreement provides for an initial base salary of $420,000 and provides for an initial annual incentive target of no less than the greater of $260,000 or 40% of Mr. Panza's annual base salary. The Amended Employment Agreements include the following terms for both Mr. Noonan and Mr. Panza (each, the "Executive" and, collectively, the "Executives"): participation in the Company's equity incentive program available to other executive officers of SPSS (subject to the approval of the Compensation Committee), reimbursement for all reasonable and necessary business expenses, five weeks paid vacation per year, ten days of sick leave per year and participation in the SPSS employee benefit plans on the same terms as other executive officers of SPSS.

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Termination For Good Cause, Without Good Reason or Upon Death or Disability
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In the event the Company terminates the Executive's employment for good cause, the Executive terminates his employment without good reason or if the Executive's employment terminates because of death or disability, the Executive will receive any earned but unpaid base salary, any other earned but unpaid compensation, and any earned but unpaid incentive cash award. An "earned" incentive cash award means the incentive cash award that would have been awarded to the Executive for the full fiscal quarter ending immediately prior to the termination date had the Executive's date of termination not occurred prior to the date on which incentive cash awards were awarded to other executives for that fiscal quarter. The Executive will also receive accrued vacation pay and reimbursement of expenses.

Termination Without Good Cause or For Good Reason Prior to a Change of Control
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In the event the Company terminates the Executive's employment without good cause or the Executive terminates his employment for good reason prior to a change of control, the Executive will receive (i) full salary and benefits during any required notice period (generally no more than 60 days), (ii) all earned but unpaid base salary, any other earned but unpaid compensation, and any earned but unpaid incentive cash award (an "earned" incentive cash award has the meaning described above), (iii) accrued vacation pay, (iv) reimbursement of expenses, (v) a lump sum payment (the "Lump Sum Cash Payment") equal to (a) 18 months of base salary plus (b) six quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by the Executive for the trailing eight quarters), (vi) continued health benefits for a period of 48 months following his employment (with the first 24 months being at the Company's cost on a non-taxable basis and the second 24 months at the Employee's full cost determined by applicable COBRA premiums) (or the functional equivalent of such benefits if the Company is unable to provide the benefits), (vii) immediate accelerated vesting with regard to all yet unvested equity awards and, to the extent applicable, the exercise of such equity awards in full by means of a cashless exercise, (viii) executive level professional outplacement services for up to 12 months, (ix) continuation of professional dues and subscriptions for 18 months (to the extent paid by SPSS prior to termination), (x) continued use of a company mobile telephone, company telephone number and voice mail, company e-mail and personal company electronic equipment for 90 days, and (xi) acceptable employment references from SPSS.

Termination Without Good Cause or For Good Reason Following a Change of Control
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In the event the Company terminates the Executive's employment without good cause or the Executive terminates his employment for good reason within 2 years following a change of control, the Executive will be entitled to receive all of the payments and benefits he would otherwise receive if his employment was terminated without good cause or for good reason prior to a change of control. Notwithstanding the foregoing, if the Executive's employment terminates under circumstances described in the preceding sentence, then instead of the "Lump Sum Cash Payment," Mr. Noonan will be entitled to a change of control lump sum cash payment equal to (a) 30 months of base salary plus (b) ten quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by the Executive for the trailing eight quarters) and Mr. Panza will be entitled to a change of control lump sum cash payment equal to (x) 24 months of base salary plus (y) eight quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by the Executive for the trailing eight quarters).

Notwithstanding the foregoing, each Executive has the right to terminate employment for any reason (or for no reason) within the thirty (30) day period following the first anniversary of a change of control and, in connection with this termination, receive the severance payments and other benefits described above if his employment was terminated without good cause or for good reason within 2 years following a change of control.

Treatment of Equity Upon Change of Control
------------------------------------------
The Amended Employment Agreements provide that, upon a change of control (regardless of whether either of the Executive's employment terminates in connection with such change of control), all of the Executives' unvested equity awards will immediately vest and, to the extent applicable, all of the Executives' outstanding

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equity awards will be deemed to be exercised in full by means of a cashless exercise. In addition, to the extent applicable, all of the Executives' outstanding equity awards will then be exchanged for a proportionate share of any consideration to be paid in to the shareholders generally connection with the change of control.

Gross Up for Parachute Payments
-------------------------------
The Amended Employment Agreements provide that, if any payment or benefit to which the Executive is entitled is deemed to constitute a "parachute payment," the Executive will receive a tax gross-up for any resulting excise tax and related tax or penalty.

Indemnification / Insurance
---------------------------
The Amended Employment Agreements provide that the Company will indemnify the Executives pursuant to those certain Indemnification Agreements by and between the Company and each of the Executives dated May 21, 2007. The Company will also continue to provide the Executives with directors' and officers' liability coverage both during and after the termination of the Executive's employment with the Company (unless the Executive is terminated for good cause).

Confidentiality; Non-Competition
--------------------------------
The Executives have agreed to preserve as confidential all of the SPSS confidential property and to abstain from competing with SPSS, soliciting customers and or clients of SPSS (except in connection with their employment for SPSS) and soliciting SPSS employees during their employment and for a period of 18 months after their respective employment ceases (12 months if the termination occurs within 12 months following a change of control). Notwithstanding the foregoing, if, after termination, the Executive accepts employment with a business entity that has its principal place of business and headquarters in Europe and the Executive's principal place of work for such entity will be within Europe, the noncompetition and nonsolicitation covenants as applied with respect to Europe will be limited to 6 months.

Definitions
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The Amended Employment Agreements define "good cause" and "change of control" in the same manner as the Change of Control Agreements described above. The Amended Employment Agreements define "good reason" to mean (i) a material diminishment of the Executive's job assignment, duties, responsibilities or reporting relationships, (ii) a material reduction in the Executive's base compensation or annual incentive cash target, (iii) a material breach of the terms of the agreement by SPSS and (iv) a change in principal assigned employment location by more than 50 miles.

409A Compliance
---------------
The Amended Employment Agreements contain additional provisions which are intended to ensure that the Amended Employment Agreements comply with and will be administered in accordance with Section 409A.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.
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          10.1 Form of Change of Control Agreement

          10.2 Amended and Restated Employment Agreement, dated as of December 17, 2007, by and between SPSS Inc. and Jack Noonan

          10.3 Amended and Restated Employment Agreement, dated as of
               December 17, 2007, by and between SPSS Inc. and Raymond H. Panza

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPSS Inc.

Dated:   December 17, 2007          By: /s/ Raymond H. Panza
                                        ----------------------------------------
                                        Raymond H. Panza
                                        Executive Vice President, Corporate
                                        Operations, Chief Financial Officer and
                                        Secretary

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